UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04010

OCM Mutual Fund
(Exact name of registrant as specified in charter)

2600 Kitty Hawk Road, Suite 119
Livermore, California 94551
(Address of principal executive offices) (Zip code)

Gregory M. Orrell
Orrell Capital Management, Inc
2600 Kitty Hawk Road, Suite 119
Livermore, California 94551
 (Name and address of agent for service)

Registrant's telephone number, including area code: (925) 455-0802

Date of fiscal year end: November 30
Date of reporting period: May 31, 2017

Item 1. Report to Stockholders.

Semi-Annual Report May 31, 2017 (Unaudited)

OCM GOLD FUND Shareholder Letter – May 31, 2017 (Unaudited)

Dear Fellow Shareholder:

Gold assets continued a stealth move higher over the six-month fiscal period ended May 31, 2017. The OCM Gold Fund Advisor Class gained 5.43%, while the Investor Class gained 4.97% (+0.28% after maximum sales load), compared to 4.76% in the Philadelphia Gold and Silver Index (“XAU”)1 and 10.81% gain for the S&P 500 Index2. The price of gold bullion at May 31, 2017 closed at $1,266 based on the London PM fix3, up 7.48% during the six-month period. The larger cap major gold producers that dominate the weighting in the XAU underperformed gold bullion and the broader portfolio of gold and silver mining shares held in your Fund over the period, which was a reversal from the previous year.

Market Commentary

Since the Federal Reserve began the current rate hike cycle in December of 2015, gold prices have trended higher similar to the previous rate hike cycle in 2004 to 2007. With U.S. equity markets hitting new highs and the U.S. economy experiencing economic expansion for the longest period since WWII, there is a pretense in the market that the Federal Reserve’s radical monetary measures following the 2008 financial crisis have successfully navigated the global economy to port. Yet, the issues of too much debt and leverage that caused the last crisis have only been exacerbated over the past ten years of zero interest rates and central bank balance sheet expansion. According to the Institute for International Finance4, global debt at the end of 2016 stood at $217 trillion, up 47% in ten years, and global debt to Gross Domestic Product ("GDP")5 stands at a staggering 325%. Policy makers have merely papered over the structural problems in the economy, basically kicking the proverbial can down the road until the next crisis hits. The irony is Federal Reserve Chairwoman, Janet Yellen, recently commented that she didn’t think another financial crisis would take place “in our lifetimes;”6 a statement historians will no doubt mark as the top of central bank hubris.

Meanwhile, the Bank for International Settlements (“BIS”)7 disagrees with Janet Yellen. In its recent annual report, the BIS believes the ills from the Lehman crisis in 2008 have not been rooted out of the system and that the global economy is stuck in a permanent trap of financial boom-bust cycles. With the Federal Reserve pushing interest rates higher and intent on shrinking its balance sheet, the BIS believes the financial system is about to be tested. The BIS’s chief economist, Claudio Borio, doesn’t believe it will end well. He stated, “The end may come to resemble more closely a financial boom gone wrong, just as the latest recession showed, with a vengeance.”8

OCM GOLD FUND Shareholder Letter – May 31, 2017 (Continued) (Unaudited)

The top of modern financial boom-bust cycles is characterized by not only historically elevated asset prices but also investor complacency by market participants, as is currently evident by persistently record low readings in the volatility index (“VIX”).9 The trigger for investors to run to the exits is elusive to gauge, but in our view, what is not difficult to foretell is that a potential VIX mean reverting event may come with a heightened level of ferocity that has not been seen to date. In our opinion, the explosion of passive investing through exchange-traded funds (“ETFs”)10 and computer algorithmic trading over the past ten years has set the stage for a massive mismatch of liquidity in the market between the underlying index components versus the ETFs at the point a collective sell signal has been triggered, which is a risk that has yet to become fully understood by the market. We believe gold’s monetary attributes positions gold assets to gain disproportionately as investors seek a safe haven to preserve purchasing power in such an environment.

OCM GOLD FUND Shareholder Letter – May 31, 2017 (Continued) (Unaudited)

Source: BofA Merrill Lynch Global Investment Strategy, Global Financial Data, Bloomberg, USDA, Savills, Shiller, ONS, Spaenjers, Historic Auto Group. Note: Real Assets (Commodities, Real Estate, Collectibles) vs. Financial Assets (Large Cap Stocks, Long-term Govt Bonds)

Gold Mining Industry

We are of the belief the supply of newly mined gold is set to shrink materially over the next decade even in the face of significantly higher gold prices. There are two main factors impacting mine supply: the first is the long lead time from discovery to production of seven to 20 years; the second is the lack of new deposits in stable jurisdictions with acceptable after-tax rates of return despite the high level of exploration expenditures over the past decade (punctuating the scarcity value of gold). The challenge for the industry’s largest producers is to replace depleting reserves and production without destroying shareholder value through ill-conceived mergers and acquisitions. Consequently, we have seen the major gold producers sell off mines with limited reserve lives and focus on a smaller production platform that each believe is reasonably sustainable with higher margins. The result is less production for the sake of option value production going forward.

Your Fund’s investment strategy remains a disciplined approach to searching out value and growth opportunities across all segments of the gold and silver mining industry on a global basis. We believe companies that possess strong management, large reserves in the ground in stable jurisdictions, and exhibit capital discipline while holding equity dear may be the companies that outperform over time. Your Fund has the flexibility to maneuver within the precious metals sector to invest in opportunities that larger funds and exchange traded funds cannot; from major gold producers with over one million ounces of annual production to junior producers with less than 100,000 ounces of annual production to small exploration and development companies with micro capitalizations.

OCM GOLD FUND Shareholder Letter – May 31, 2017 (Continued) (Unaudited)

Conclusion

The unlimited printing press capability of central banks has created an unhealthy level of arrogance on the part of monetary policy makers that they can now deal with any financial crisis simply by using a monetary bazooka. Former Federal Reserve Chairman, Ben Bernanke, once remarked that the Fed had the printing press and could drop money figuratively from helicopters to fight deflation. Prompting Jim Grant of Grant’s Interest Rate Observer to remark regarding the dollar, “If it is so easily reproduced, what is it worth?” European Central Bank (“ECB”)11 head, Mario Draghi, notably made the statement that the ECB “will do whatever it takes” to save the euro. What central banks and the academics that populate the institutions may very well learn is that market forces have a history of exposing the abuse of the printing press. With global private and public debt levels at record highs and financial assets valuations elevated, the monetary tightening path the Fed has embarked on may soon set off a domino event that tests the credibility of monetary policy makers intent on debasing currency for the sake of socializing risk. Consequently, we believe the rationale for owning gold assets as protection against monetary policy decisions designed to promote currency debasement remains a sound investment strategy. The current environment of disinterest by most investors toward gold mining equities creates an opportunistic entry point for investors looking to establish gold exposure or rebalance their portfolios.

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to meeting the investment objective of preserving your purchasing power. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account, please contact Shareholder Service at 1-800-628-9403.

Sincerely,

Gregory M. Orrell
Portfolio Manager
July 21, 2017

The Philadelphia Gold and Silver Index (XAU)1 is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market. You cannot invest directly in an index.

The S&P 500 Index2, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

OCM GOLD FUND Shareholder Letter – May 31, 2017 (Continued) (Unaudited)

London PM Fix3 is a price per ounce for each of the precious metals (gold, silver, platinum and palladium) determined daily at 10:30 and 15:00 GMT by a brief conference call among the five members of the London Gold Pool (Scotia-Mocatta, Barclays Capital, Deutsche Bank, HSBC and Société Générale). The London spot fix price is the price fixed at the moment when the conference call terminates.

The Institute of International Finance4 is the global association of the financial industry, with close to 500 members from 70 countries.

Gross domestic product (GDP)5 is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

6Cox, J. (2017, June 27). Yellen: Banks’ very much stronger’; another financial crisis not likely ‘in our lifetime’ retrieved from CNBC.com on July 21, 2017.

Bank for International Settlements (BIS)7 is an international financial organisation owned by 60 member central banks, representing countries from around the world that together make up about 95% of world GDP.

8Mortimer, C. (2017, June 25). Great recession fears as bankers warn next global crash could arrive ‘with a vengeance’, warns BIS retrieved from telegraph.co.uk on July 21, 2017.

Volatility Index9, which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options.

Investors cannot invest directly in an index.

An ETF10, or exchange-traded fund, is a marketable security that tracks an index, a commodity, bonds, or a basket of assets like an index fund.

The ECB11 is the central bank responsible for the monetary system of the European Union (EU) and the euro currency.

Investing in the OCM Gold Fund involves risks including the loss of principal. Many of the companies in which the Fund invests are smaller capitalization companies which may subject the fund to greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more-abrupt market movements. The Fund also invests in securities of gold and precious metals which may be subject to greater price fluctuations over short periods of time. The Fund is a non-diversified investment company meaning it will invest in fewer securities than diversified investment companies and its performance may be more volatile. The Fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

OCM GOLD FUND Shareholder Letter – May 31, 2017 (Continued) (Unaudited)

Investor Class Performance as of May 31, 2017

	OCMGX (without load)	OCMGX (with load)	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	4.97%	0.28%	4.76%	10.81%
One Year	0.71%	(3.85)%	4.05%	17.47%
3 Year Annualized	1.72%	0.17%	0.17%	10.14%
5 Year Annualized	(8.08)%	(8.93)%	(10.41)%	15.42%
10 Year Annualized	(1.24)%	(1.69)%	(3.93)%	6.94%

Advisor Class Performance as of May 31, 2017

	OCMAX	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	5.43%	4.76%	10.81%
One Year	1.59%	4.05%	17.47%
3 Year Annualized	2.48%	0.17%	10.14%
5 Year Annualized	(7.44)%	(10.41)%	15.42%
Since Inception Annualized*	(5.13)%	(7.92)%	13.00%

*	Inception: April 1, 2010

The performance data quoted above represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Total Annual Operating Expenses for the OCM Gold Fund Investor Class and Advisor Class are 2.66% and 1.78% respectively. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 800-628-9403. The returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market. You cannot invest directly in an index.

[2]	The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

OCM GOLD FUND Schedule of Investments – May 31, 2017 (Unaudited)

Shares		Value
COMMON STOCKS 97.2%
Major Gold Producers 37.1%
80,000	Agnico Eagle Mines Ltd.	$3,872,800
200,000	AngloGold Ashanti Ltd. ADR	2,278,000
250,000	Gold Fields Ltd. ADR	895,000
230,000	Kinross Gold Corp.*	991,300
70,000	Newmont Mining Corp.	2,390,500
50,000	Randgold Resources Ltd. ADR	4,741,000
78,176	Yamana Gold, Inc.	204,039
		15,372,639
Intermediate/Mid-Tier Gold Producers 12.3%
100,000	Alacer Gold Corp.*	146,569
300,000	Alamos Gold, Inc.	2,016,000
311,200	B2Gold Corp.*	780,937
100,000	Centerra Gold, Inc.	567,770
100,000	Endeavour Mining Corp.*	1,576,727
		5,088,003
Junior Gold Producers 14.3%
260,000	Argonaut Gold, Inc.*	369,531
150,000	Dundee Precious Metals, Inc.*	250,944
3,400,000	Jaguar Mining, Inc.*	1,094,826
1,000,000	Perseus Mining Ltd.*	218,373
650,000	Ramelius Resources Ltd.*	198,023
80,000	Richmont Mines, Inc.*	568,000
650,000	Roxgold, Inc.*	587,016
150,000	SEMAFO, Inc.*	305,352
1,000,000	Wesdome Gold Mines Ltd.*	2,316,974
		5,909,039
Exploration and Development Companies 7.7%
100,000	Asanko Gold, Inc.*^	129,000
111,500	Asanko Gold, Inc.*	180,757
650,000	Atlantic Gold Corp.*	697,683
500,000	Blackham Resources Ltd.*	104,027
2,000,000	Crusader Resources Ltd.*	178,333
545,374	Dacian Gold Ltd.*	782,116
300,000	Gascoyne Resources Ltd.*	105,885
2,000,000	Intermin Resources Ltd.*	139,694
1,755,500	Lydian International Ltd.*	415,841
150,000	Premier Gold Mines Ltd.*	306,463
5,119,040	Sutter Gold Mining, Inc.*	161,048
		3,200,847
Primary Silver Producers 7.0%
200,000	Fortuna Silver Mines, Inc.*	943,075
100,000	Hecla Mining Co.	574,000
100,000	Tahoe Resources, Inc.	885,336
55,000	Tahoe Resources, Inc.^	486,750
		2,889,161
Royalty/Streaming Companies 18.8%
14,800	Franco-Nevada Corp.	1,105,097
8,000	Franco-Nevada Corp.^	596,960
196,400	Maverix Metals, Inc.*	199,904
30,000	Royal Gold, Inc.	2,412,600
170,000	Wheaton Precious Metals Corp.	3,473,240
		7,787,801

Total Common Stocks (Cost $19,668,102)		40,247,490

EXCHANGE TRADED FUND 2.9%
10,000	SPDR Gold Shares*	1,206,200

Total Exchange Traded Fund (Cost $442,100)		1,206,200

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – May 31, 2017 (Continued) (Unaudited)

Shares		Value
WARRANTS 0.1%
Exploration and Development Companies 0.1%
1,000,000	Intermin Resources Ltd.*
	Exercise Price 0.17 AUD, Exp. 8/31/2018	$15,976
566,625	Lydian International Ltd.*
	Exercise Price 0.36 CAD, Exp. 11/27/2017	14,680
		30,656

Total Warrants (Cost $24,261)		30,656

SHORT-TERM INVESTMENT 0.2%
63,105	UMB Money Market Fiduciary, 0.01%	63,105

Total Short-Term Investment (Cost $63,105)		63,105

Total Investments (Cost $20,197,568) 100.4%		41,547,451
Liabilities less Other Assets (0.4)%		(171,553)
TOTAL NET ASSETS 100.0%		$41,375,898

ADR – American Depository Receipt.

AUD – Australian Dollars.

CAD – Canadian Dollars.

*	Non-income producing security.

^	Denoted investment is a Canadian security traded on U.S. stock exchange.

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – May 31, 2017 (Continued) (Unaudited)

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Investment Securities
Australia	$1,742,427	4.2%
Canada	23,237,370	55.9
Cayman Islands	1,576,727	3.8
Jersey	5,171,522	12.5
South Africa	3,173,000	7.6
United States	6,646,405	16.0
Total	$41,547,451	100.0%

See notes to financial statements.

OCM GOLD FUND Statement of Assets and Liabilities – May 31, 2017 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $20,197,568)	$41,547,451
Investment securities sold	57,614
Interest and dividends receivable	20,071
Receivable for fund shares sold	150
Prepaid expenses and other assets	27,454
Total assets	41,652,740

Liabilities:
Payable for fund shares redeemed	110,650
Accrued distribution fees	68,126
Investment adviser fees	33,284
Accrued audit fees	19,272
Accrued Trustees' fees	2,487
Accrued expenses and other liabilities	43,023
Total liabilities	276,842
Net Assets	$41,375,898

Net Assets Consist of:
Shares of beneficial interest, no par value: unlimited shares authorized	$19,565,308
Undistributed net investment loss	(1,888,370)
Accumulated net realized gain on investments and foreign currency transactions	2,349,105
Net unrealized appreciation on investments and foreign currency translations	21,349,855
Net Assets	$41,375,898

Calculation of Maximum Offering Price:
Investor Class:
Net asset value and redemption price per share	$9.63
Maximum sales charge (4.50% of offering price)	0.45
Offering price to public	$10.08
Shares outstanding	3,506,918
Advisor Class:
Net asset value and redemption price per share	$10.21
Shares outstanding	745,224
Total Shares Outstanding	4,252,142

See notes to financial statements.

OCM GOLD FUND Statement of Operations - Six Months Ended May 31, 2017 (Unaudited)

Investment Income
Interest	$7
Dividend (net of foreign withholding taxes of $17,205)	168,658
Total investment income	168,665

Expenses
Investment advisory fees	203,621
Distribution fees - Investor Class	146,954
Fund administration and accounting fees	65,810
Transfer agent fees and expenses	46,079
Federal and state registration fees	21,768
Audit fees	18,576
Chief Compliance Officer fees	13,073
Legal fees	13,015
Reports to shareholders	11,395
Distribution fees - Advisor Class	9,100
Custody fees	9,080
Trustees' fees	4,987
Other expenses	5,166
Total expenses	568,624
Net investment loss	(399,959)

Realized and Unrealized Gain on Investments:
Net realized gain on investments and foreign currency transactions	2,499,084
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(305,743)
Net gain on investments	2,193,341

Net increase in net assets from operations	$1,793,382

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets

	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016
Operations:
Net investment loss	$(399,959)	$(965,650)
Net realized gain on investments and foreign currency transactions	2,499,084	8,737,060
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(305,743)	8,315,305
Net increase in net assets from operations	1,793,382	16,086,715

Distributions Paid to Shareholders
Investor Class:
Distributions paid from net realized gains	(5,268,126)	(12,996)
Total distributions from Investor Class	(5,268,126)	(12,996)

Advisor Class:
Distributions paid from net realized gains	(1,310,072)	(2,629)
Total distributions from Advisor Class	(1,310,072)	(2,629)
Total distributions	(6,578,198)	(15,625)

Fund Share Transactions
Investor Class:
Net proceeds from shares sold	517,121	1,979,714
Distributions reinvested	4,632,595	11,651
Payment of shares redeemed[1]	(1,463,590)	(6,399,365)
Net increase (decrease) in net assets from Investor Class share transactions	3,686,126	(4,408,000)

Advisor Class:
Net proceeds from shares sold	1,432,324	13,556,278
Distributions reinvested	1,253,971	2,547
Payment of shares redeemed[2]	(3,519,464)	(25,703,693)
Net decrease in net assets from Advisor Class share transactions	(833,169)	(12,144,868)
Net increase (decrease) in net assets from Fund share transactions	2,852,957	(16,552,868)

Total decrease in net assets	(1,931,859)	(481,778)

Net Assets, Beginning of Period	43,307,757	43,789,535
Net Assets, End of Period	41,375,898	43,307,757

Accumulated Net Investment Loss	$(1,888,370)	$(1,488,411)

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets (Continued)

	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016
Transactions in shares
Investor Class:
Shares sold	51,048	158,683
Shares issued on reinvestment of distributions	560,847	1,612
Shares redeemed	(148,709)	(560,783)
Net increase (decrease) in Investor Class shares outstanding	463,186	(400,488)

Advisor Class:
Shares sold	136,068	1,046,137
Shares issued on reinvestment of distributions	143,804	340
Shares redeemed	(348,455)	(2,785,818)
Net decrease in Advisor Class shares outstanding	(68,583)	(1,739,341)
Net Increase (Decrease) in Fund Shares Outstanding	394,603	(2,139,829)

[1]	Net of redemption fees of $16 for the six months ended May 31, 2017 and $497 for the year ended November 30, 2016, respectively.

[2]	Net of redemption fees of $2,105 for the six months ended May 31, 2017 and $44,618 for the year ended November 30, 2016, respectively.

See notes to financial statements.

OCM GOLD FUND Notes to Financial Statements – May 31, 2017 (Unaudited)

Note 1. Organization

OCM Mutual Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the “Fund”). The Fund is a non-diversified fund. The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Portfolio securities that are listed on national securities exchanges, other than the NASDAQ Stock Market LLC, are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ Global Select Market, Global Market and Capital Market securities are valued at the NASDAQ Official Closing Price (“NOCP”). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Trust’s Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

●	Level 1 – quoted prices in active markets for identical securities

OCM GOLD FUND Notes to Financial Statements – May 31, 2017 (Continued) (Unaudited)

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2017, in valuing the Fund’s assets:

Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Major Gold Producers	$15,372,639	$—	$—	$15,372,639
Intermediate/Mid-Tier Gold Producers	5,088,003	—	—	5,088,003
Junior Gold Producers	5,909,039	—	—	5,909,039
Exploration and Development Companies	3,200,847	—	—	3,200,847
Primary Silver Producers	2,889,161	—	—	2,889,161
Royalty/Streaming Companies	7,787,801	—	—	7,787,801
Exchange Traded Fund	1,206,200	—	—	1,206,200
Warrants	30,656	—	—	30,656
Short-Term Investment	63,105	—	—	63,105
Total	$41,547,451	$—	$—	$41,547,451

There were no Level 2 or Level 3 securities as of May 31, 2017. The Fund recognizes transfers between levels at the end of the reporting period. At the beginning of the period, Dacian Gold Ltd. was classified as a Level 2 and represents the only transfer between levels.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the

OCM GOLD FUND Notes to Financial Statements – May 31, 2017 (Continued) (Unaudited)

respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the six months ended May 31, 2017 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the six months ended May 31, 2017 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders to relieve it from all or substantially all federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding on the applicable county’s tax rules and rate.

Accounting for Uncertainty in Income Taxes (“Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of May 31, 2017 the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2014-2017 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended May 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Share Classes – The Fund offers two classes of shares, Investor Class and Advisor Class. The outstanding shares of the Fund on April 1, 2010 were renamed “Investor Class shares.” The Advisor Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Investor Class shares are subject to an annual 12b-1 fee of up to 0.99% of the Fund’s average daily

OCM GOLD FUND Notes to Financial Statements – May 31, 2017 (Continued) (Unaudited)

net assets allocable to Investor Class shares. At the beginning of the period, Advisor Class shares were subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Advisor Class shares. As of May 8, 2017, the Advisor Class shares are no longer subject to any 12b-1 fees under the plan. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Distributions to Shareholders – The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Redemption Fee – A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to shares of beneficial interest. For the six months ended May 31, 2017, the Investor Class and the Advisor Class received $16 and $2,105 in redemption fees, respectively.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Also, under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Derivative Instruments – Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund’s overall objective

OCM GOLD FUND Notes to Financial Statements – May 31, 2017 (Continued) (Unaudited)

of long-term growth, though warrants will typically not be a significant part of the Fund’s portfolio. The Fund’s maximum risk in holding warrants is the loss of the entire amount paid for the warrants. At May 31, 2017, the Fund held warrants as listed on the Schedule of Investments.

Note 3. Investment Advisory Agreement and Affiliated Parties

The Fund has an investment advisory agreement with Orrell Capital Management, Inc. (“OCM”). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

Assets	Fee Rate
$0 to $250 million	0.950%
$250 million to $500 million	0.800%
$500 million to $1 billion	0.700%
Over $1 billion	0.600%

Under the investment advisory agreement, the Adviser is responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Investor Class shares at 2.99%. As of May 8, 2017, the Adviser is responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Adviser Class shares at 2.14%. Prior to May 8, 2017, the Adviser was responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Adviser Class shares at 2.39%. Expenses of the Fund above such levels are borne by the Adviser, subject to future recoupment. Expense reimbursement obligations are calculated daily and paid monthly.

The Fund does not compensate Trustees and Officers affiliated with OCM. For the six months ended May 31, 2017, the expenses accrued for Trustees who are not affiliated with OCM are reported on the Statement of Operations. The Fund pays the salary and related expenses of the Fund’s Chief Compliance Officer. The expenses incurred for the Chief Compliance Officer are reported on the Statement of Operations.

Note 4. Distribution Agreement and Plan

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund’s Investor Class and Advisor Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively,

OCM GOLD FUND Notes to Financial Statements – May 31, 2017 (Continued) (Unaudited)

of the average daily net assets of each respective class. For the six months ended May 31, 2017, the Investor Class and the Advisor Class incurred $146,954 and $9,100, respectively, in expenses under the Plan. As of May 8, 2017, the Advisor Class shares are no longer subject to any 12b-1 fees under the Plan.

Note 5. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the six months ended May 31, 2017 were $2,323,748 and $6,329,672, respectively. There were no purchases or sales of U.S. government obligations.

Note 6. Federal Income Tax Information

At May 31, 2017, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$20,802,239
Unrealized appreciation	$22,089,007
Unrealized depreciation	(1,343,795)
Net unrealized appreciation on investments	$20,745,212

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the fiscal years ended November 30, 2016 and 2015 was as follows:

	2016	2015
Ordinary income	$—	$—
Net long-term capital gains	15,625	907,287
Total distributions	$15,625	$907,287

OCM GOLD FUND Notes to Financial Statements – May 31, 2017 (Continued) (Unaudited)

As of November 30, 2016 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	6,400,958
Tax accumulated earnings	6,400,958
Accumulated capital and other losses	(543,500)
Unrealized appreciation on investments	20,737,948
Total accumulated earnings	$26,595,406

The Fund has $543,500 in qualified late-year losses, which are deferred until fiscal year 2017 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The Fund utilized $1,052,857 of its capital loss carryforward during the year ended November 30, 2016.

Note 7. Concentration of Risk

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

Note 8. Illiquid Securities

The Fund may invest up to 15% of net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of

OCM GOLD FUND Notes to Financial Statements – May 31, 2017 (Continued) (Unaudited)

unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Note 9. Recently Issued Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 10. Subsequent Events

Management has evaluated subsequent events and determined there were no subsequent events that require recognition or disclosure in the financial statements.

OCM GOLD FUND Financial Highlights Investor Class

	Six Months Ended May 31, 2017 (Unaudited)	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015	Year Ended Nov. 30, 2014	Year Ended Nov. 30, 2013	Year Ended Nov. 30, 2012

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$11.12	$7.19	$9.47	$11.26	$21.68	$28.49

Income from Investment Operations:
Net investment loss	(0.10)[1]	(0.24)[1]	(0.14)[1]	(0.17)[1]	(0.27)	(0.25)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.36	4.17	(1.98)	(1.17)	(9.75)	(5.48)
Total from investment operations	0.26	3.93	(2.12)	(1.34)	(10.02)	(5.73)

Less Distributions:
Dividends from net investment income	—	—	—	—	—	—
Distribution from net realized gains	(1.75)	— [2]	(0.16)	(0.45)	(0.40)	(1.08)
Total distributions	(1.75)	—	(0.16)	(0.45)	(0.40)	(1.08)

Redemption fee proceeds	— [2]	— [2]	— [2]	— [2]	— [2]	— [2]

Net asset value, end of period	$9.63	$11.12	$7.19	$9.47	$11.26	$21.68

Total return*	4.97%[3]	54.74%	(22.76)%	(11.49)%	(47.03)%	(20.27)%

Ratios/Supplemental Data:
Net assets, end of year (in 000's)	$33,770	$33,841	$24,750	$38,177	$52,231	$125,286
Ratio of expenses to average net assets	2.77%[4]	2.66%	2.59%	2.39%	2.22%	1.99%
Ratio of net investment loss to average net assets	(1.99)%[4]	(2.07)%	(1.51)%	(1.34)%	(0.85)%	(1.04)%
Portfolio turnover rate	5%[3]	11%	11%	5%	8%	1%

*	Assumes no sales charge

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.

See notes to financial statements.

OCM GOLD FUND Financial Highlights Advisor Class

	Six Months Ended May 31, 2017 (Unaudited)	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015	Year Ended Nov. 30, 2014	Year Ended Nov. 30, 2013	Year Ended Nov. 30, 2012

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$11.63	$7.46	$9.76	$11.49	$22.00	$28.74

Income from Investment Operations:
Net investment income loss	(0.07)[1]	(0.18)[1]	(0.09)[1]	(0.09)[1]	(0.08)	(0.12)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.40	4.31	(2.06)	(1.20)	(10.03)	(5.54)
Total from investment operations	0.33	4.13	(2.15)	(1.29)	(10.11)	(5.66)

Less Distributions:
Dividends from net investment income	—	—	—	—	—	—
Distribution from net realized gains	(1.75)	— [2]	(0.16)	(0.45)	(0.40)	(1.08)
Total distributions	(1.75)	—	(0.16)	(0.45)	(0.40)	(1.08)

Redemption fee proceeds	— [2]	0.04	0.01	0.01	— [2]	— [2]

Net asset value, end of period	$10.21	$11.63	$7.46	$9.76	$11.49	$22.00

Total return	5.43%[3]	55.98%	(22.28)%	(10.74)%	(46.75)%	(19.83)%

Ratios/Supplemental Data:
Net assets, end of year (in 000's)	$7,606	$9,467	$19,040	$16,970	$12,005	$17,322
Ratio of expenses to average net assets	2.14%[4]	2.03%	2.01%	1.79%	1.69%	1.48%
Ratio of net investment loss to average net assets	(1.36)%[4]	(1.44)%	(0.92)%	(0.74)%	(0.31)%	(0.52)%
Portfolio turnover rate	5%[3]	11%	11%	5%	8%	1%

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.

See notes to financial statements.

OCM GOLD FUND Expense Example – For the Period Ended May 31, 2017 (Unaudited)

As a shareholder of the OCM Gold Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2016 to May 31, 2017 (the “period”).

Actual Expenses

The row titled “Actual” in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate line for your share class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the periods.

Hypothetical Example for Comparison Purposes

The row titled “Hypothetical” in the table below provides information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the classes of the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

OCM GOLD FUND Expense Example – For the Period Ended May 31, 2017 (Continued) (Unaudited)

Expenses Paid During the Period

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During the Period Ended May 31, 2017*
Investor Class
Actual	$ 1,000.00	$ 1,049.70	$ 14.18
Hypothetical (5% return before expenses)	1,000.00	1,011.16	13.91

Advisor Class
Actual	1,000.00	1,054.30	10.94
Hypothetical (5% return before expenses)	1,000.00	1,014.30	10.72

*

Expenses are equal to the Investor Class’ and Advisor Class’ annualized expense ratios of 2.77% and 2.14%, respectively, for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OCM GOLD FUND Other Information (Unaudited)

Investments by Sector – As of May 31, 2017
As a Percentage of Total Investments

The Fund will file its complete schedule of investments with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2016 are available without charge, upon request by calling toll free 1-800-779-4681 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting policies and procedures are also available on the Fund's website at http://www.ocmgoldfund.com.

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OCM Gold Fund
Distributed by:

Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

5549-NLD-07/26/2017

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6. Schedule of Investments

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)
The registrant's certifying officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	Not applicable.

Item 12. Exhibits.

(a)(1) Code of Ethics – Not applicable.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President

Date:	July 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President and Treasurer

Date:	July 31, 2017